                                                                      EXHIBIT 21

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2001



Subsidiaries                                                                                      Jurisdiction of Incorporation
-------------------------------------------------------------------------------------------------------------------------------
DELPHI AUTOMOTIVE SYSTEMS GLOBAL (HOLDING), INC. .......................................................         Delaware
DELPHI FOREIGN SALES CORPORATION .......................................................................   Virgin Islands
DELPHI AUTOMOTIVE SYSTEMS HUMAN RESOURCES LLC...........................................................         Delaware
DELPHI AUTOMOTIVE SYSTEMS LLC...........................................................................         Delaware
       Arabian Financing Company .......................................................................         Delaware
       Delco Electronics Corporation ...................................................................         Delaware
              Delco Electronics International, Inc. ....................................................         Delaware
                  Shanghai Delco Electronics & Instrumentation Co., Ltd**...............................            China
                  Delphi Delco Electronic Systems Suzhou Co., Ltd. .....................................            China
                  Delphi Delco Electronics Europe GmbH .................................................          Germany
                      FUBA Automotive GmbH & Co. KG*....................................................          Germany
              Delco Electronics Overseas Corporation ...................................................         Delaware
              Delphi Automotive Systems Singapore Pte Ltd. .............................................        Singapore
                  Delphi Automotive Systems Singapore Investments Pte. Ltd..............................        Singapore
                  Delphi Automotive Systems (Thailand) Ltd.+............................................         Thailand
              Delphi Delco Electronics de Mexico, S.A. de C.V.*.........................................           Mexico
              Delphi Technologies, Inc. ................................................................         Delaware
              Famar do Brasil Comerico e Representacao Ltda.**..........................................           Brazil
              Holdcar S.A. .............................................................................        Argentina
                    Electrotecnica Famar S.A.C.I.I.E.**.................................................        Argentina
                    Famar Fueguina, S.A.**..............................................................        Argentina
              Hughes Power Products, Inc. ..............................................................         Delaware
              Mecel AB..................................................................................           Sweden
       Delphi-A Land, Inc. .............................................................................         Delaware
       Delphi Automotive Systems - Ashimori LLC**.......................................................         Michigan
       Delphi Automotive Systems Risk Management Corp...................................................         Delaware
       Delphi Automotive Systems Tennessee, Inc. .......................................................         Delaware
       Delphi Battery Corporation ......................................................................         Michigan
       Delphi Diesel Systems Corp.......................................................................         Delaware
       Delphi-E Land (West), Inc. ......................................................................         Delaware
       Delphi-E Land (East), Inc. ......................................................................         Delaware
       Delphi Integrated Service Solutions, Inc.........................................................         Michigan
              Aspire, Inc...............................................................................         Michigan
              Integrated Service Solutions LLC..........................................................         Michigan
       Delphi Land Holding Inc. ........................................................................         Delaware
       Delphi Mechatronic Systems, Inc..................................................................         Delaware
       DREAL, Inc.         .............................................................................         Delaware
       Exhaust Systems Corporation .....................................................................         Delaware
              ASEC Manufacturing General Partnership* ..................................................         Delaware
                  AS Catalizadores Ambientales S.A. de C.V.* ...........................................           Mexico
                  ASEC Manufacturing & Sales S.A.S.* ...................................................           France
                      ASEC Manufacturing & Sales GmbH ..................................................          Germany
                  ASEC Manufacturing (Thailand) Ltd.+ ..................................................         Thailand
                  ASEC - Mauritius Private Limited .....................................................        Mauritius
                      ASEC Private Limited .............................................................            India
              ASEC Sales General Partnership*...........................................................         Delaware
              Environmental Catalysts, LLC .............................................................         Delaware
       M Technologies Corporation.......................................................................         Delaware
       Packard Hughes Interconnect Company .............................................................         Delaware
              Delphi Connection Systems ................................................................       California

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2001


                  Packard Hughes Interconnect Mexico*..................................................             Mexico
              Packard Hughes Interconnect Wiring Systems ..............................................         California
       SM 5105 LLC. ...................................................................................           Delaware
       Specialty Electronics, Inc......................................................................     South Carolina
              Specialty Electronics International Ltd. ................................................     Virgin Islands
              Specialty Electronics (Singapore) Pte. Ltd...............................................          Singapore
DELPHI AUTOMOTIVE SYSTEMS (HOLDING), INC. .............................................................           Delaware
       Arabian Battery Holding Company ................................................................           Delaware
       ASEC Manufacturing & Sales (Proprietary) Limited ...............................................       South Africa
       Automotive Battery Manufacturing, Inc. .........................................................           Delaware
              Empresas Ca-Le de Tlaxcala, S.A. de C.V. *...............................................             Mexico
       Battery Technology Services, Inc. ..............................................................           Delaware
       Closed Joint Stock Company PES/SCC**............................................................             Russia
       Delphi Automotive Systems Australia Ltd. .......................................................          Australia
       Delphi Automotive Systems (Belgium) N.V.........................................................            Belgium
       Delphi Automotive Systems China, Inc. ..........................................................           Delaware
              Beijing Delphi Wan Yuan Engine Management Systems Company, Limited.**....................              China
              Beijing Delphi Automotive Systems Technology Development Company, Limited. ..............              China
              Delphi Automotive Systems (China) Holding Company Limited................................              China
                  Shanghai-Delphi Automotive Door Latch and Security Systems Co., Ltd.**...............              China
                  Shanghai Delphi Emission Control Systems Company, Ltd.**.............................              China
                  Shanghai Delphi International Battery Co., Ltd.**....................................              China
                  Delphi Packard Electric Bai Cheng, Limited ..........................................              China
              Delphi Packard Electric (Guangzhou) Co., Ltd.............................................              China
              Delphi Packard Electric Systems Company, Ltd.**..........................................              China
              Delphi Saginaw Lingyun Drive Shaft Co., Ltd.**...........................................              China
              Delphi Shanghai Steering and Chassis Systems Co., Ltd. ..................................              China
              Hubei Delphi Automotive Generator Co., Ltd.**............................................              China
       Delphi Automotive Systems Deutschland GmbH .....................................................            Germany
              Unterstuetzungsgesellschaft der Kabelwerke Reinshagen GmbH ..............................            Germany
       Delphi Automotive Systems Deutschland Verwaltungs GmbH .........................................            Germany
       Delphi Automotive Systems do Brasil Ltda.* .....................................................             Brazil
              Noteco Comercio e Participacoes Ltda.* ..................................................             Brazil
       Delphi Automotive Systems Espana, S.L.. ........................................................              Spain
       Delphi Automotive Systems France, S.A.S.* ......................................................             France
              Delphi Automotive Systems CINQ SAS.......................................................             France
              Delphi Automotive Systems DEUX SAS.......................................................             France
              Delphi Automotive Systems Luxembourg S.A.*...............................................         Luxembourg
              Delphi Automotive Systems QUATRE SAS.....................................................             France
              Delphi Automotive Systems SEPT SAS.......................................................             France
              Delphi Automotive Systems SIX SAS........................................................             France
              Delphi Automotive Systems TROIS SAS......................................................             France
              Delphi Automotive Systems UN SAS.........................................................             France
              Delphi Calsonic Compressors, S.A.S.**...................................................              France
              Delphi Diesel Systems France S.A.S. .....................................................             France
                    Delphi Diesel Systems Automotive SL ...............................................              Spain
                           Delphi Diesel Distribucion S.L. ............................................              Spain
                           Delphi Diesel Systems S.L. .................................................              Spain
                    Delphi Diesel Systems Korea Ltd.**................................................               Korea
              Delphi Harrison Calsonic, S.A. + ........................................................             France
              Delphi Italia Service Center S.r.l.* ....................................................              Italy

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2001


              Delphi Mechatronic Systems France........................................................             France
                    Delphi Aftermarket France SA*......................................................             France
                    Societe Francaise des Amortisseurs de Carbon S.A.*.................................             France
              Diavia S.r.l. ...........................................................................              Italy
                  Delphi Italia Automotive Systems S.r.l.*.............................................              Italy
              DRB s.a./n.v.............................................................................            Belgium
       Delphi Automotive Systems Holding GmbH .........................................................            Austria
              Delphi Automotive Systems Vienna GmbH ...................................................            Austria
       Delphi Automotive Systems (Hungary) Holding Limited Liability Company* .........................            Hungary
              Delphi-Calsonic Hungary Manufacturing Limited Liability Company**........................            Hungary
       Delphi Automotive Systems International, Inc. ..................................................           Delaware
       Delphi Automotive Systems Japan, Ltd. ..........................................................              Japan
       Delphi Automotive Systems Korea, Inc. ..........................................................           Delaware
       Delphi Automotive Systems Ltd.+ ................................................................              India
       Delphi Automotive Systems (M) Sdn Bhd ..........................................................           Malaysia
       Delphi Automotive Systems Maroc + ..............................................................            Morocco
       Delphi Automotive Systems (Netherlands) B.V. ...................................................        Netherlands
       Delphi Automotive Systems Overseas Corporation .................................................           Delaware
       Delphi Automotive Systems Philippines, Inc. ....................................................        Philippines
       Delphi Automotive Systems Poland Sp.z.o.o. .....................................................             Poland
       Delphi Automotive Systems - Portugal Sociedade Unipessoal, Lda. ................................           Portugal
       Delphi Automotive Systems Slovensko, s.r.o......................................................    Slovak Republic
       Delphi Automotive Systems Sungwoo Corporation* .................................................              Korea
       Delphi Automotive Systems Sweden AB ............................................................             Sweden
       Delphi Automotive Systems Thailand, Inc. .......................................................           Delaware
       Delphi Automotive Systems UK Limited ...........................................................  England and Wales
              Delco Electronics Overseas Corporation Pension Trustees Limited .........................    United  Kingdom
              Delphi Lockheed Automotive Limited ......................................................  England and Wales
                    Delphi Lockheed Automotive Pension Systems Limited.................................     United Kingdom
       Delphi Canada Inc.  ............................................................................             Canada
       Delphi Controladora, S.A. de C.V.* .............................................................             Mexico
              Centro Tecnico Herramental, S.A. de C.V.* ...............................................             Mexico
              Condura, S de R.L.*......................................................................             Mexico
              Controladora Mexicana de Autopartes, S.A. de C.V.*.......................................             Mexico
                  Controladora Chihuahuense, S.A. de C.V.* ............................................             Mexico
                      Delphi Sistemas de Energia, S.A. de C.V.* .......................................             Mexico
                  Controladora de Alambrados y Circuitos, S.A, de C.V.*................................             Mexico
                      Alambrados y Circuitos Electricos, S.A. de C.V.*.................................             Mexico
                  Controladora de Rio Bravo, S.A. de C.V.* ............................................             Mexico
                      Rio Bravo Electricos, S.A. de C.V.* .............................................             Mexico
                  Controladora Vesfron, S.A. de C.V.* .................................................             Mexico
              Delphi Administracion, S.A. de C.V.* ....................................................             Mexico
              Delphi Alambrados Automotrices, S.A. de C.V.*............................................             Mexico
              Delphi Automotive Systems/Ashimori de Mexico, S.A. de C.V................................             Mexico
              Delphi Automotive Systems, S.A. de C.V.* ................................................             Mexico
              Delphi Cableados, S.A. de C.V.* .........................................................             Mexico
              Delphi Interior Systems de Mexico, S.A. de C.V.* ........................................             Mexico
              Delphi de Mexico, S.A. de C.V.* .........................................................             Mexico
              Delphi Diesel Systems Corporativo IDSA, S.A. de C.V.* ...................................             Mexico
                    Delphi Diesel Body Systems Mexico, S.A. de C.V.*...................................             Mexico
                    Delphi Diesel Systems, S.A. de C.V.* ..............................................             Mexico

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates

                      Delphi Automotive Systems Corporation
                  Consolidated Direct and Indirect Subsidiaries
                             as of December 31, 2001



              Delphi Diesel Systems Service Mexico, S.A. de C.V. ......................................             Mexico
              Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V.* ............................             Mexico
              Productos Delco de Chihuahua, S.A. de C.V.* .............................................             Mexico
              Sistemas Electricos y Conmutadores, S.A. de C.V.*........................................             Mexico
       Delphi Corporation  ............................................................................           Delaware
       Delphi Diesel Systems do Brasil Ltda.*..........................................................             Brazil
       Delphi Diesel Systems Limited ..................................................................     United Kingdom
              Delphi Diesel Systems Pension Systems Limited............................................     United Kingdom
       Delphi Diesel Systems Pakistan (Private) Limited*...............................................           Pakistan
       Delphi International Services, Inc. ............................................................           Delaware
       Delphi Krosno S.A.**............................................................................             Poland
       Delphi Otomotiv Sistemleri Sanayi Ticaret A.S...................................................             Turkey
       Delphi Packard Austria GmbH ....................................................................            Austria
              Delphi Packard Hungary Kft. .............................................................            Hungary
       Delphi Packard Electric Ceska Republika, S.R.O. ................................................     Czech Republic
              Delphi Czech Republic, k.s.*. ...........................................................     Czech Republic
       Delphi Packard Electric (Malaysia) Sdn. Bhd.**..................................................           Malaysia
       Delphi Packard Electric Sielin Argentina S.A.* .................................................          Argentina
       Delphi Packard Electrik Sistemleri Limited Sirketi*.............................................             Turkey
       Delphi Packard Espana, S.A. ....................................................................              Spain
       Delphi Packard Romania SRL* ....................................................................            Romania
       Delphi Polska Automotive Systems Sp.z.o.o. .....................................................             Poland
       Delphi Saginaw Steering Systems UK Limited .....................................................    England & Wales
       Delphi Tychy Sp.z.o.o. .........................................................................             Poland
       Korea Delphi Automotive Systems Corporation**...................................................              Korea
       P.T. Delphi Automotive Systems Indonesia*  .....................................................          Indonesia
Delphi Automotive Systems Services LLC.................................................................           Delaware

*- Shares of this subsidiary are owned by more than one Delphi company **- Joint Venture
+- Additional minority interest in this subsidiary is owned by non-Delphi affiliates